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                                                                   EXHIBIT 10.16

                               AMENDMENT NUMBER 1


                                       TO

                              SETTLEMENT AGREEMENT


         This Amendment Number 1 ("Amendment") is entered into as of December 31, 2002 ("Effective Date"), by and between U.S. Dataworks, Inc. f/k/a Sonicport, Inc., a Nevada corporation ("USD"), on the one hand; and Frank Montelione, Russel Leventhal , ACI Communications Holdings, Inc. f/k/a Allstate Communications, Inc. , 8053 Deering Avenue, L.P., and Starline Communications, Inc. and its affiliates (collectively the "ACI Parties") on the other hand.

         WHEREAS, USD and the ACI Parties entered into a Settlement Agreement dated July 25, 2002 (the "Agreement"); and

         WHEREAS, USD and the ACI Parties desire to amend and modify the Agreement;

         NOW THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, the Parties hereby agree as follows:

         1. Terms in initial capital letters not defined in this Amendment shall have the same meaning as they have in the Agreement.

         2. AGREEMENT, INTRODUCTORY PARAGRAPH H, is hereby amended as follows:
Delete the entire Introductory Paragraph H and replace it with the following in its place and stead:

         "H. USD is in the process of attempting to raise additional capital funds from certain Financings. For purposes of this Agreement, the term "Financings" shall mean USD's receipt of not less than ONE HUNDRED THOUSAND DOLLARS ($100,000) of new capital invested into USD from any Third Party Investor. For purposes of this Agreement, the term "Third Party Investor" does not include any present (i) shareholder or (ii) person or entity engaged in business activities with the USD as of even date herewith, EXCEPT Southwest Bank of Texas, Banktech. However, if Southwest Bank of Texas, Banktech or any other commercial lending entity provides funding to USD for the specific purpose of facilitating the installation of USD's products with a licensee, then such funding shall not constitute Financings."

         3. AGREEMENT, SECTION 6, is hereby amended as follows: Delete the entire Section 6 and replace it with the following in its place and stead:

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         "6. PROGRESS PAYMENTS, PAYMENT TIMING AND NEW ACI PROMISSORY NOTE. USD
         hereby agrees that, contemporaneously with the execution of this Agreement, it shall enter into a new promissory note (the "New ACI Promissory Note"), a copy of which is attached hereto, in the amount of $1,041,481.77 bearing interest at a rate of ten percent (10%) per annum, which shall be secured by all USD assets as set forth in a security agreement entered into by the Parties of even date herewith (the "Security Agreement")."

         4. AGREEMENT, SECTION 15, is hereby amended as follows: Delete the entire Section 6 and replace it with the following in its place and stead:

         "15. NOTICES. All notices and communications to be given under this Agreement shall be given or made in writing to the intended recipient at the address specified below or, as to any Party, at such other address as shall be designated by such Party in a notice to each other Party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or telecopier, delivered to the telegraph or cable office, personally delivered or, in the case of mailed notice, upon receipt.

         TO BORROWER:               US DATAWORKS, INC.
                                    5301 Hollister Road, Suite 250
                                    Houston, Texas 77040
                                    Fax: (713) 934-8192
                                    ATTN: Charles Ramey

         with a copy (which shall not constitute Notice) to:

                                    Pillsbury Winthrop LLP
                                    2550 Hanover Street
                                    Palo Alto, California  94304
                                    Fax: (650) 233-4545
                                    ATTN: John J. Figone Esq.

         TO ACI:           Allstate Communications
                                    21621 Nordhoff Street
                                    Chatsworth, CA 91311
                                    Fax: (818) 700-9985
                                    ATTN: Frank Montelione and
                                    General Counsel"

         5. AGREEMENT, SECTION 20, is hereby amended as follows: Delete the entire Section 20 and replace it with the following in its place and stead:

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                  "20. AGREEMENT SUPERSEDED; COUNTERPARTS. This Agreement
         supersedes all prior agreements and understandings, written or oral, among USD and the ACI Parties (collectively, the "Parties"; each individually, a "Party") with respect to the subject matter of this Agreement. In the event that any terms or conditions among the New ACI Promissory Note, Security Agreement and this Agreement should conflict, this Agreement shall govern. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the Parties to this Agreement may execute this Agreement by signing any such counterpart. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other Party. The original signature copy shall be delivered to the other Party by express overnight delivery. The failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Agreement.

         5. Add a new section 21 to read as follows:

                  "21. RESOLUTION OF DISPUTES.

         1. (a) THE PARTIES AGREE THAT ANY AND ALL DISPUTES ARISING OUT OF, OR RELATING TO, THIS AGREEMENT SHALL FIRST BE ADDRESSED BY DIRECT NEGOTIATION, IN GOOD FAITH, BETWEEN THE PARTIES. THE DISPUTING PARTY SHALL PROVIDE THE OTHER PARTY WITH WRITTEN NOTICE OF THE DISPUTE ("NOTICE OF DISPUTE"), CONTAINING A DETAILED DESCRIPTION OF THE MATTER IN CONTROVERSY. THE PARTIES AGREE TO EXERCISE COMMERCIALLY REASONABLE EFFORTS TO RESOLVE THE DISPUTE AS SOON AS PRACTICABLE. IN THE EVENT THAT THE PARTIES CANNOT AGREE ON THE RESOLUTION OF THE DISPUTE THROUGH DIRECT NEGOTIATIONS, BUT IN NO EVENT SOONER THAN TEN (10) BUSINESS DAYS FOLLOWING THE OTHER PARTY'S RECEIPT OF THE NOTICE OF DISPUTE (UNLESS OTHERWISE AGREED BY THE PARTIES), THE MATTER SHALL BE RESOLVED BY FINAL AND BINDING ARBITRATION. THE ARBITRATION PROCEDURE CAN BE INITIATED BY EITHER PARTY AND SHALL BE BEFORE THE AMERICAN ARBITRATION ASSOCIATION IN LOS ANGELES, CALIFORNIA. ARBITRATION PROCEEDINGS HEREBY SHALL BE GOVERNED BY THE AMERICAN ARBITRATION ASSOCIATION ("AAA") GUIDELINES.

         2. (b) THE PARTIES SHALL ENDEAVOR TO MUTUALLY SELECT AN ARBITRATOR WHO SHALL HEAR AND DETERMINE THE CONTROVERSY OR DISPUTE. IN THE EVENT THE PARTIES ARE UNABLE TO AGREE UPON A MUTUALLY ACCEPTABLE ARBITRATOR WITHIN THREE (3) BUSINESS DAYS, THE PARTIES SHALL BE ASSIGNED A PANEL OF SEVEN (7) ARBITRATORS PROVIDED BY AAA (OR ITS DESIGNEE) FROM WHICH THE PARTIES SHALL SELECT THE ARBITRATOR BY ALTERNATIVELY STRIKING PANELISTS UNTIL ONE REMAINS. THE PARTIES SHALL, BY RANDOM LOT, DETERMINE WHO SHALL MAKE THE FIRST STRIKE.

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         3. (c) THE ARBITRATOR SHALL HAVE FULL AUTHORITY TO DECIDE ANY MATTERS
         IN CONTROVERSY OR DISPUTE BETWEEN THE PARTIES RELATING TO THIS AGREEMENT. ANY REMEDIES AWARDED SHALL BE AWARDED FOR THE PURPOSE OF MAKING THE INJURED PARTY WHOLE AND SHALL BE LIMITED TO ACTUAL DAMAGES PROXIMATELY CAUSED BY THE EVENT GIVING RISE TO LIABILITY, AND SHALL, WHERE APPLICABLE, BE LIMITED BY THE TERMS OF THIS AGREEMENT. NO PUNITIVE DAMAGES OR DAMAGES IN THE NATURE OF A PENALTY SHALL BE AWARDED. THE COST OF ANY ARBITRATION PROCEEDINGS SHALL BE BORNE EQUALLY BY THE PARTIES, EXCEPT THAT THE ARBITRATOR MAY AWARD TO THE SUCCESSFUL OR PREVAILING PARTY SUCH PARTY'S LEGAL FEES AND COSTS IN CONNECTION WITH SUCH ARBITRATION. EACH PARTY SHALL, HOWEVER, BEAR ITS OWN COSTS FOR THE PREPARATION AND PRESENTATIONS OF ITS CONTENTIONS NOTWITHSTANDING AND IRRESPECTIVE OF ANY OTHER PROVISION OR RULE OF LAW PERTAINING TO THE MATTER TO BE ARBITRATED. THE ARBITRATOR'S DECISION SHALL BE FINAL AND BINDING UPON THE PARTIES. THE ARBITRATION PROCEEDING PROVIDED FOR HEREIN IS A PRIVATE PROCEEDING. NEITHER PARTY SHALL DISCLOSE OR PUBLICIZE THE DECISION OF THE ARBITRATOR OTHER THAN AS REQUIRED BY LAW.


         6. Add a new section 22 to read as follows:

                  "22. WAIVER OF JURY TRIAL. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING."

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         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to by duly executed as of the Effective Date.


                                          U.S. DATAWORKS, INC.

                                          By: ________________________
                                          Its: _______________________


                                          FRANK MONTELIONE


                                          ____________________________


                                          RUSSEL LEVENTHAL


                                          ____________________________

                                          8053 DEERING AVENUE, L.P.

                                          By:      8053 Deering Avenue, Inc.
                                          Its:     General Partner


                                          By: __________________________
                                          Its:  ________________________


                                          STARLINE COMMUNICATIONS, INC.


                                          By: ___________________________
                                          Its:  _________________________


                                          ACI COMMUNICATIONS HOLDINGS, INC.

                                          By: ____________________________
                                          Its:  __________________________

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                                     FORM OF
                             NEW ACI PROMISSORY NOTE